SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2004

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (708) 349-3300

None

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated January 8, 2004 (furnished pursuant to Item 12)

Item 12.  Disclosure of Results of Operations and Financial Condition

On January 8, 2004 Andrew Corporation issued a press release announcing that results for the first quarter of fiscal 2004 are estimated to exceed previously provided guidance.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: January 8, 2004	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer